                                                                    EXHIBIT 23.1

Consent of Independent Certified Public Accountants

The Board of Directors and Stockholders AstroPower, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Prospectus.

/s/ KPMG LLP
-------------------------


Wilmington, Delaware
October 24, 2000

                                      46